[logo]
THE FIRST NAME IN MUTUAL FUNDS

Annual Report for
Year Ended
December 31, 1995

MFS(R) GOVERNMENT LIMITED MATURITY FUND

A photo of a columned building

MFS(R) GOVERNMENT LIMITED MATURITY FUND

TRUSTEES                                                           SECRETARY
A. Keith Brodkin* - Chairman and President                         Stephen E. Cavan*
Richard B. Bailey* - Private Investor;
Former Chairman and Director (until 1991),                         ASSISTANT  SECRETARY
Massachusetts Financial Services Company;                          James R. Bordewick, Jr.*
Director, Cambridge Bancorp; Director,
Cambridge Trust Company                                            CUSTODIAN
Marshall N. Cohan - Private Investor                               State Street Bank and Trust Company
Lawrence H. Cohn, M.D. - Chief of Cardiac
Surgery, Brigham and Women's Hospital;                             AUDITORS
Professor of Surgery, Harvard Medical School                       Ernst & Young LLP
The Hon. Sir J. David Gibbons, KBE - Chief
Executive Officer, Edmund Gibbons Ltd.;                            INVESTOR  INFORMATION
Chairman, Bank of N.T. Butterfield & Son Ltd.                      For MFS stock and bond market outlooks,
Abby M. O'Neill - Private Investor;                                call toll free: 1-800-637-4458 anytime from
Director, Rockefeller Financial Services, Inc.                     a touch-tone telephone.
(investment adviser)                                               For information on MFS mutual funds,
Walter E. Robb, III - President and Treasurer,                     call your financial adviser or, for an
Benchmark Advisors, Inc. (corporate financial                      information kit, call toll free:
consultants); President, Benchmark Consulting Group, Inc.          1-800-637-2929 any business day from
(office services); Trustee,                                        9 a.m. to 5 p.m. Eastern time (or leave
Landmark Funds (mutual funds)                                      a message anytime).
Arnold D. Scott* - Senior Executive Vice
President, Director and Secretary,                                 INVESTOR  SERVICE
Massachusetts Financial Services Company                           MFS Service Center, Inc.
Jeffrey L. Shames* - President and Director,                       P.O. Box 2281
Massachusetts Financial Services Company                           Boston, MA 02107-9906
J. Dale Sherratt  - President, Insight Resources, Inc.             For general information, call toll free:
(acquisition planning specialists)                                 1-800-225-2606 any business day from
Ward Smith - Former Chairman (until 1994),                         8 a.m. to 8 p.m. Eastern time.
NACCO Industries; Director, Sundstrand                             For service to speech- or hearing-impaired,
Corporation                                                        call toll free: 1-800-637-6576 any business
                                                                   day from 9 a.m. to 5 p.m. Eastern time.
INVESTMENT  ADVISER                                                (To use this service, your phone must be equipped with a
Massachusetts Financial Services Company                           Telecommunications Device for the Deaf.)
500 Boylston Street                                                For share prices, account balances and
Boston, MA 02116-3741                                              exchanges, call toll free: 1-800-MFS-TALK
                                                                   (1-800-637-8255) anytime from a touch-tone telephone.
DISTRIBUTOR
MFS Fund Distributors, Inc.                                                     TOP-RATED SERVICE
500 Boylston Street                                                 DALBAR      For the second year in a row, MFS earned a #1
Boston, MA 02116-3741                                            MFS  #1  MFS   ranking in DALBAR, Inc.'s Broker/Dealer
                                                                    DALBAR      Survey, Main Office Operations Service Quality
PORTFOLIO  MANAGER                                                              category. The firm achieved a 3.49 overall score
Steven E. Nothern*                                               -- on a scale of 1 to 4 -- in the 1995 survey. A total of 71 firms responded, offering input on the quality of service they receive
TREASURER                                                        from 36 mutual fund companies nationwide. The survey contained
W. Thomas London*                                                questions about service quality in 17 categories, including
                                                                 "knowledge of phone service contacts," "accuracy of transaction
ASSISTANT  TREASURER                                             processing," and "overall ease of doing business with the firm."
James O. Yost*

*Affiliated with the Investment Adviser

LETTER TO SHAREHOLDERS

Dear Shareholders:
The past 12 months have been a good period for fixed-income markets, bringing strong investment returns to the Fund. The Federal Reserve Board ended its year-long string of tightening steps this past February and left interest rates unchanged through the spring. The Fed subsequently lowered the federal funds' target by 25 basis points (0.25%) to 5.75% on July 6, and by an additional 25 basis points, to 5.50%, on December 19, citing the reduced threat of higher inflation. The fixed-income markets responded positively to this, as well as to signs of an economic slowdown and of inflation pressures remaining moderate. Two-year Treasury yields, which were at 7.69% on December 31, 1994, declined to 5.17% by year-end 1995, while yields on 10-year Treasuries declined from 7.83% to 5.38%. The Fund, which seeks to preserve capital and provide current income, was an active participant in this rally. During this period, Class A shares of the Fund experienced a total return of +10.36%, Class B shares +9.31%, and Class C shares +9.33%. These returns assume the reinvestment of distributions but exclude the effects of any sales charges. During this same period, the Lehman Brothers One- to Five-Year Government Bond Index, a market-weighted index comprised of debt issued by the U.S. government and its agencies with remaining maturities of one to five years, returned +12.54%. A discussion of these results and our outlook for the Fund may be found in the Portfolio Performance and Strategy section of this letter.

Economic Outlook

Moderate but sustainable growth was the hallmark of the economic expansion's fifth year, although some signs of sluggishness were evident late in the year. Recent retail sales, for example, have been disappointing, in part because of rising levels of consumer debt. Growth is not expected to get much help from the manufacturing sector, either, as order flows from manufacturers have moderated. Export activity, meanwhile, is also expected to remain modest as continued weakness abroad limits demand for many U.S. goods. However, the Federal Reserve's consistent and, so far, successful efforts to fight inflation seem to be giving consumers and businesses enough longer-term confidence to help maintain modest growth in real (adjusted for inflation) gross domestic product into 1996.

Interest Rates

Given the recent signs of economic weakness, we believe that prospects for the Fed's further decreasing short-term interest rates are good. Long-term rates, meanwhile, have moved noticeably downward in recent months in anticipation of more modest fourth-quarter growth with continued low inflation. While there were some increases in commodity prices early in the year, companies found it difficult to pass these on at the consumer level as they continue to fight for market share. Additionally, unit labor costs remain under control and seem to be growing at a pace that is near or below the ongoing inflation rate. Thus, with long-term government bonds yielding approximately 6% in an environment of 2% to 3% inflation, real rates of return in the fixed-income markets remain relatively attractive.

Portfolio Performance and Strategy

The Fund is a short maturity (substantially all securities with remaining maturities of five years or less) government and government agency - only fund that limits its overall interest rate sensitivity to approximately that of a three-year Treasury (although principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity). The Fund's performance over the last 12 months was aided by the sharp decline in U.S. interest rates. We maintained approximately 53% of portfolio assets in the U.S. Treasury sector, and positioned these holdings to benefit from opportunities for capital appreciation as the U.S. Treasury market rallied. The average duration of the portfolio is currently 2.3 years, approximately equivalent to that of a 2.5-year Treasury.

    The Fund has maintained a substantial position in government-sponsored debentures and mortgage-backed pass-through securities. We believe we have been able to add attractive incremental yield to the portfolio in this sector. The Fund's mortgage exposure is currently about equivalent to the weighting of mortgages in the Lehman Brothers Government/Mortgage Index, an unmanaged index comprised of Treasuries, agencies, and all agency mortgages (FNMA, Freddie Mac and GNMA). Given the current level of interest rates, mortgage securities have a much lower price sensitivity than that witnessed last year. We believe that these securities still have favorable yield characteristics and have used them for the shortest maturity issues in the portfolio. Representative issues are GNMA 30-year 8.5% pass-throughs (at +1.25% over the three-year Treasury) and FNMA 15-year 7.5% pass-throughs (at +1.20% over the two-year Treasury). The mortgage market has been an attractive segment recently, given the wide yield spreads and the low levels of issuance, and we will likely increase exposure to this sector in the next few months.

    Our ability to invest in both Treasuries and mortgage-backed securities within a range of maturities has proven helpful in this rapidly changing environment. The Fund will, however, continue to adhere to its policy of avoiding any exposure to the more volatile mortgage-derivative securities.

    As always, we will continue to maintain our commitment to providing competitive and consistent returns over the long term. We appreciate your support and welcome any questions or comments you may have.

Respectfully,

[A photo of A. Keith            [A photo of Steven E. Nothern, Portfolio
Brodkin, Chairman and           Manager.]
President.]

/s/ A. Keith Brodkin           /s/ Steven E. Nothern

A. Keith Brodkin               Steven E. Nothern
Chairman and President         Portfolio Manager
January 12, 1996

PORTFOLIO MANAGER PROFILE

Steven Nothern began his career at MFS in 1986 in the Fixed Income Department. A graduate of Middlebury College and Boston University's Graduate School of Management, he was named Assistant Vice President in 1987, Vice President in 1989 and Senior Vice President in 1993. In 1992, he became Portfolio Manager of MFS Government Limited Maturity Fund. Mr. Nothern is a Chartered Financial Analyst (C.F.A.).

OBJECTIVE AND POLICIES

The Fund's investment objective is to preserve capital and provide high current income (compared to a portfolio entirely invested in money market instruments).

The Fund seeks to achieve its objective by investing in obligations issued or guaranteed by the U.S. government, its agencies, authorities or instrumentalities, including mortgage-related securities. Under normal market conditions substantially all of the securities in the Fund's portfolio will have remaining maturities of five years or less. The government guarantee does not apply to shares of the Fund, which will fluctuate with changes in market conditions.

TAX FORM SUMMARY

In January 1996, shareholders will be mailed a Tax Form Summary reporting the federal tax status of all distributions paid during the calendar year 1995.

PERFORMANCE

The information on the following page illustrates the historical performance of MFS Government Limited Maturity Fund Class A shares in comparison to various market indicators. Fund results in the graph reflect the deduction of the 2.50% maximum sales charge; benchmark comparisons are unmanaged and do not reflect any fees or expenses. You cannot invest in an index. All results reflect the reinvestment of all dividends and capital gains.

Class B shares were offered effective September 7, 1993. Information on Class B share performance appears on the next page.

Please note that effective August 1, 1994, Class C shares were offered. Information on Class C share performance appears on the next page.

In the table on the next page, we have included the average annual total returns of all short-term U.S. government funds (including the Fund) tracked by Lipper Analytical Services, Inc. (an independent firm which rates mutual fund performance) for the applicable time periods. Because these returns do not reflect any applicable sales charges, we have also included the Fund's results at net asset value (no sales charge) for comparison.

All results are historical and, therefore, are not an indication of future results. The investment return and principal value of an investment in a mutual fund will vary with changes in market conditions, and shares, when redeemed, may be worth more or less than their original cost. All Class A share results reflect the applicable expense subsidy which is explained in the Notes to Financial Statements. Had the subsidy not been in effect, the results would have been less favorable.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

(For the Period from October 1, 1988 to December 31, 1995. The performance of other classes will be greater than or less than the line shown, based on the differences in loads and fees paid by shareholders investing in the different classes.)

Line graph representing the growth of a $10,000 investment for the life-of-fund period ended December 31, 1995. The graph is scaled from $8,000 to $18,000 in $2,000 segments. The years are marked from 1988 to 1995. There are three lines drawn to scale. One is a solid line representing Government Limited Maturity Fund (Class A), a second line of short dashes represents the Lehman Brothers 1-5 Year Government Bond Index, and a third line of long dashes represents the Consumer Price Index.

       Government Limited Maturity Fund (Class A)             $15,378
       Lehman Brothers 1-5 Year Government Bond Index         $17,774
       Consumer Price Index                                   $12,813

AVERAGE ANNUAL TOTAL RETURNS

                                                                                                                  Life of
                                                                                                                    Class
                                                                                                                  through
                                                                                  1 Year    3 Years    5 Years   12/31/95
-------------------------------------------------------------------------------------------------------------------------
MFS Government Limited Maturity Fund (Class A) including 2.50% sales charge     + 7.60%     +4.55%     +5.70%     +6.10%<F1>
-------------------------------------------------------------------------------------------------------------------------
MFS Government Limited Maturity Fund (Class A) at net asset value               +10.36%     +5.43%     +6.24%     +6.48%<F1>
-------------------------------------------------------------------------------------------------------------------------
MFS Government Limited Maturity Fund (Class B) with CDSC<F2>                    + 5.31%       --         --       +1.77%<F3>
-------------------------------------------------------------------------------------------------------------------------
MFS Government Limited Maturity Fund (Class B) without CDSC                     + 9.31%       --         --       +2.96%
-------------------------------------------------------------------------------------------------------------------------
MFS Government Limited Maturity Fund (Class C)                                  + 9.33%       --         --       +6.25%<F4>
-------------------------------------------------------------------------------------------------------------------------
Average short-term U.S. government fund                                         +11.25%     +5.17%     +6.61%     +7.40%<F5>
-------------------------------------------------------------------------------------------------------------------------
Lehman Brothers One- to Five-Year Government Bond Index                         +12.54%     +6.07%     +7.54%     +8.26%<F6>
-------------------------------------------------------------------------------------------------------------------------
Consumer Price Index<F7>                                                        + 2.54%     +2.65%     +2.79%     +3.46%<F5>
-------------------------------------------------------------------------------------------------------------------------

<F1> For the period from the commencement of offering of Class A shares, September 26, 1988 to December 31, 1995.
<F2> These returns reflect the current Class B contingent deferred sales charge (CDSC) of 4% for the 1-year period and 3% for the period commencing September 7, 1993.
<F3> For the period from the commencement of offering of Class B shares, September 7, 1993 to December 31, 1995.
<F4> #For the period from the commencement of offering of Class C shares, August 1, 1994 to December 31, 1995. Class C shares have no initial sales charge or CDSC but, along with Class B shares, have higher annual fees and expenses than Class A shares.
<F5> Benchmark comparisons begin on October 1, 1988. Source: Lipper Analytical Services, Inc.
<F6> Benchmark comparisons begin on October 1, 1988. Source: Asset Investment Management software.
<F7> The Consumer Price Index is a popular measure of change in prices.

PORTFOLIO  OF  INVESTMENTS - December 31, 1995
Bonds - 98.4%
-----------------------------------------------------------------------------
                                               Principal Amount
Issuer                                            (000 Omitted)         Value
-----------------------------------------------------------------------------
U.S. Federal Agencies - 29.1%
  Federal Home Loan Mortgage Corp., 9s, 2025        $ 9,723,169  $ 10,230,524
  Federal Home Loan Mortgage Corp., 9.5s,
    2025                                             18,443,851    19,659,854
  Federal National Mortgage Assn., 7.5s, 2010        39,680,828    40,808,954
  Federal National Mortgage Assn., 7.645s,
    2020                                              2,323,964     2,366,794
  Federal National Mortgage Assn., 8.5s, 2004
    - 2005                                            7,689,719     8,023,683
  Federal National Mortgage Assn., 9s, 2007           4,833,722     5,088,990
  Federal National Mortgage Assn., 9.5s, 2025           959,299     1,021,951
                                                                 ------------
                                                                 $ 87,200,750
-----------------------------------------------------------------------------
U.S. Government Guaranteed  - 69.3%
  Government National Mortgage Association  - 17.9%
    GNMA, 7.5s, 2009                                $    34,305  $     35,473
    GNMA, 8.5s, 2010 - 2023                          23,233,735    24,395,422
    GNMA, 9s, 2002 - 2024                            18,891,762    20,016,373
    GNMA, 10.5s, 2020                                 8,260,033     9,246,033
                                                                 ------------
                                                                 $ 53,693,301
-----------------------------------------------------------------------------
  U.S. Treasury Obligations  - 51.4%
    Principal Stripped-Interest Payments, 0s,
    1999                                            $    34,200  $ 29,063,844
    U.S. Treasury Notes, 6.5s, 1999                       5,400     5,597,424
    U.S. Treasury Notes, 7.5s, 1999                      35,000    37,575,650
    U.S. Treasury Notes, 9.125s, 1999                    37,900    42,294,126
    U.S. Treasury Notes, 5.5s, 2000                      25,000    25,074,219
    U.S. Treasury Notes, 6.875s, 2000                    14,000    14,789,740
                                                                 ------------
                                                                 $154,395,003
-----------------------------------------------------------------------------
Total U.S. Government Guaranteed                                 $208,088,304
-----------------------------------------------------------------------------
Total Bonds (Identified Cost, $291,442,899)                      $295,289,054
-----------------------------------------------------------------------------
Repurchase  Agreement - 1.5%
-----------------------------------------------------------------------------
  Lehman Brothers, dated 12/29/95, due 1/02/ 96,
    total to be received $4,412,867
    (secured by $4,220,000 U.S. Treasury
    Notes, 6.25s, 2/15/03, market value
    $4,498,801), at Cost                            $     4,410  $  4,410,000
------------------------------------------------------------------------------
Total Investments (Identified Cost,
$295,852,899)                                                    $299,699,054
Other  Assets,  Less  Liabilities - 0.1%                              379,398
-----------------------------------------------------------------------------
Net Assets - 100.0%                                              $300,078,452
-----------------------------------------------------------------------------
See notes to financial statements
FINANCIAL  STATEMENTS
Statement  of  Assets  and  Liabilities
------------------------------------------------------------------------------
December 31, 1995
------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $295,852,899)         $299,699,054
  Cash                                                                   235
  Receivable for investments sold                                 33,434,688
  Receivable for Fund shares sold                                  3,484,320
  Interest receivable                                              2,191,974
  Other assets                                                         3,917
                                                                ------------
      Total assets                                              $338,814,188
                                                                ------------
Liabilities:
  Payable for investments purchased                             $ 37,361,094
  Payable for Fund shares reacquired                                 580,507
  Distributions payable                                              506,617
  Payable to affiliates -
    Distribution fee                                                 113,234
    Management fee                                                     9,751
    Shareholder servicing agent fee                                    3,849
  Accrued expenses and other liabilities                             160,684
                                                                ------------
      Total liabilities                                         $ 38,735,736
                                                                ------------
Net assets                                                      $300,078,452
                                                                ============
Net assets consist of:
  Paid-in capital                                               $313,584,102
  Unrealized appreciation on investments                           3,846,155
  Accumulated net realized loss on investments                   (17,138,012)
  Accumulated distributions in excess of net investment
    income                                                          (213,793)
                                                                ------------
      Total                                                     $300,078,452
                                                                ============
Shares of beneficial interest outstanding                        34,565,870
                                                                ============
Class A shares:
  Net asset value and redemption price per share
    (net assets of $248,954,680 / 28,664,988 shares of
      beneficial interest outstanding)                            $8.68
                                                                  =====
  Offering price per share (100/97.5 of net asset value per
    share)                                                        $8.91
                                                                  =====
Class B shares:
  Net asset value and offering price per share
    (net assets of $33,758,614 / 3,893,789 shares of
     beneficial interest outstanding)                             $8.67
                                                                  =====
Class C shares:
  Net asset value, offering price and redemption price per share
    (net assets of $17,365,158 / 2,007,093 shares of
     beneficial interest outstanding)                             $8.65
                                                                   ----
On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A and Class B shares.

See notes to financial statements

Statement  of  Operations
------------------------------------------------------------------------------
Year Ended December 31, 1995
------------------------------------------------------------------------------
Net investment income:
  Interest income                                                 $22,157,600
                                                                  -----------
  Expenses -
    Management fee                                                $ 1,145,992
    Trustees' compensation                                             39,477
    Shareholder servicing agent fee (Class A)                         373,881
    Shareholder servicing agent fee (Class B)                          64,332
    Shareholder servicing agent fee (Class C)                          12,004
    Distribution and service fee (Class A)                            622,463
    Distribution and service fee (Class B)                            276,312
    Distribution and service fee (Class C)                             80,026
    Custodian fee                                                     137,750
    Printing                                                           82,471
    Postage                                                            39,809
    Auditing fees                                                      33,250
    Legal fees                                                         13,535
    Miscellaneous                                                     155,132
                                                                  -----------
      Total expenses                                              $ 3,076,434
    Fees paid indirectly                                              (58,239)
    Reduction of expenses by distributor                             (248,582)
                                                                  -----------
        Net expenses                                              $ 2,769,613
                                                                  -----------
            Net investment income                                 $19,387,987
                                                                  ===========
Realized and unrealized gain (loss) on investments:
  Realized loss (identified cost basis)                           $(3,334,299)
  Change in unrealized appreciation                                11,705,046
                                                                  -----------
      Net realized and unrealized gain on investments             $ 8,370,747
                                                                  -----------
        Increase in net assets from operations                    $27,758,734
                                                                  ===========
See notes to financial statements

FINANCIAL  STATEMENTS - continued
Statement  of  Changes  in  Net  Assets
-----------------------------------------------------------------------------------------------
Year Ended December 31,                                                1995               1994
-----------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                        $ 19,387,987       $ 19,591,055
  Net realized loss on investments                               (3,334,299)       (16,449,820)
  Net unrealized gain (loss) on investments                      11,705,046         (6,309,503)
                                                               ------------       ------------
    Increase (decrease) in net assets from operations          $ 27,758,734       $ (3,168,268)
                                                               ------------       ------------
Distributions declared to shareholders -
  From net investment income (Class A)                         $(16,740,225)      $(16,948,072)
  From net investment income (Class B)                           (1,710,513)        (1,023,255)
  From net investment income (Class C)                             (459,749)           (49,519)
                                                               ------------       ------------
    Total distributions declared to shareholders               $(18,910,487)      $(18,020,846)
                                                               ------------       ------------
Fund share (principal) transactions -
  Net proceeds from sale of shares                             $ 98,891,174       $ 88,499,662
  Net asset value of shares issued to shareholders in
    reinvestment of distributions                                12,202,052         11,313,407
  Cost of shares reacquired                                    (104,337,806)      (151,014,206)
                                                               ------------       ------------
    Increase (decrease) in net assets from Fund share
      transactions                                             $  6,755,420       $(51,201,137)
                                                               ------------       ------------
      Total increase (decrease) in net assets                  $ 15,603,667       $(72,390,251)
Net assets:
  At beginning of period                                        284,474,785        356,865,036
                                                               ------------       ------------
  At end of period (including distributions in excess of
    net investment income of $213,793 and $38,287,
    respectively)                                              $300,078,452       $284,474,785
                                                               ============       ============
See notes to financial statements

FINANCIAL  STATEMENTS - continued
Financial  Highlights
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended December 31,                                     1995         1994         1993         1992         1991      1990<F1>
-----------------------------------------------------------------------------------------------------------------------------------
                                                            Class A
-----------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                       $ 8.42       $ 8.99       $ 8.98       $ 9.06       $ 9.09    $ 9.33
                                                            ------       ------       ------       ------       ------    ------
Income from investment operations<F4> -
  Net investment income<F6>                                 $ 0.59       $ 0.54       $ 0.52       $ 0.49       $ 0.52    $ 0.53
  Net realized and unrealized gain (loss) on investments      0.25        (0.61)        0.10         0.07         0.21        --
                                                            ------       ------       ------       ------       ------    ------
      Total from investment operations                      $ 0.84      $ (0.07)      $ 0.62       $ 0.56       $ 0.73    $ 0.53
                                                            ------       ------       ------       ------       ------    ------
Less distributions declared to shareholders -
  From net investment income                                $(0.58)     $(0.50)       $(0.51)      $(0.45)      $(0.49)   $(0.48)
  From net realized gain on investments                         --          --         (0.10)       (0.14)          --        --
  From paid-in capital                                          --          --            --        (0.05)       (0.27)    (0.29)
                                                            ------       ------       ------       ------       ------    ------
      Total distributions declared to shareholders          $(0.58)      $(0.50)      $(0.61)      $(0.64)      $(0.76)   $(0.77)
                                                            ------       ------       ------       ------       ------    ------
Net asset value - end of period                             $ 8.68       $ 8.42       $ 8.99       $ 8.98       $ 9.06    $ 9.09
                                                            ======       ======       ======       ======       ======    ======
Total return<F3>                                            10.36%      (0.76)%        7.00%        6.51%        8.44%     7.39%<F2>
Ratios (to average net assets)/Supplemental data<F6>:
  Expenses<F5>                                               0.88%        0.89%        1.14%        1.38%        1.33%     1.40%<F2>
  Net investment income                                      6.91%        6.28%        5.62%        5.50%        5.89%     7.01%<F2>
Portfolio turnover                                            447%         328%         247%         391%       1,256%      845%
Net assets at end of period (000 omitted)                 $248,955     $257,154     $345,597     $296,788     $365,644  $427,849

<F1> For the ten months ended December 31, 1990.
<F2> Annualized.
<F3> Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
<F4> Per share data for the periods subsequent to December 31, 1993 is based on average shares outstanding.
<F5> For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
<F6> The investment adviser and/or the distributor did not impose a portion of their management fee and/or distribution fee, respectively, for the periods indicated. If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been:
       Net investment income                                $ 0.58       $ 0.53       $ 0.50           --           --        --
       Ratios (to average net assets):
       Expenses<F5>                                          0.98%        1.04%        1.34%           --           --        --
       Net investment income                                 6.81%        6.13%        5.42%           --           --        --

See notes to financial statements

FINANCIAL  STATEMENTS - continued
Financial  Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------------
                                                   Year Ended
                                                   February 28,            Year Ended December 31,
                                                   -------------------     ------------------------------------------------------
                                                   1990       1989<F1>     1995      1994      1993<F2>      1995     1994<F3>
-----------------------------------------------------------------------------------------------------------------------------------
                                                   Class A                 Class B                           Class C
-----------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period              $ 9.51     $ 9.63       $ 8.41    $ 8.98    $ 9.17        $ 8.39   $ 8.62
                                                   ------     ------       ------    ------    ------        ------   ------
Income from investment operations<F7> -
  Net investment income<F9>                        $ 0.69     $ 0.23       $ 0.51    $ 0.47    $ 0.12        $ 0.51   $ 0.17
  Net realized and unrealized gain (loss) on
   investments                                       0.10      (0.11)        0.25     (0.62)    (0.17)         0.25    (0.20)
                                                   ------     ------       ------    ------    ------        ------   ------
    Total from investment operations               $ 0.79     $ 0.12       $ 0.76    $(0.15)   $(0.05)       $ 0.76   $(0.03)
                                                   ------     ------       ------    ------    ------        ------   ------
Less distributions declared to shareholders -
  From net investment income                       $(0.67)    $(0.17)      $(0.50)   $(0.42)   $(0.11)       $(0.50)  $(0.20)
  From net realized gain on investments             (0.14)     (0.02)          --        --     (0.03)           --       --
  From paid-in capital                              (0.16)     (0.05)          --        --        --            --       --
                                                   ------     ------       ------    ------    ------        ------   ------
    Total distributions declared to shareholders   $(0.97)    $(0.24       $(0.50)   $(0.42)   $(0.14)       $(0.50)  $(0.20)
                                                   ------     ------       ------    ------    ------        ------   ------
Net asset value - end of period                    $ 9.33     $ 9.51       $ 8.67    $ 8.41    $ 8.98        $ 8.65   $ 8.39
                                                   ======     ======       ======    ======    ======        ======   ======
Total return<F5>                                    8.43%      3.02%<F4>    9.31%   (1.65)%   (1.54)%<F4>     9.33%   (0.33)%<F5>
Ratios (to average net assets)/Supplemental data<F9>:
  Expenses<F8>                                      1.43%      1.41%<F4>    1.74%     1.79%     1.83%<F4>     1.73%    1.62%<F4>
  Net investment income                             7.16%      6.97%<F4>    6.02%     5.42%     4.58%<F4>     5.87%    6.10%<F4>
Portfolio turnover                                   615%       170%         447%      328%      247%          447%     328%
Net assets at end of period (000 omitted)        $350,011   $117,584      $33,759   $23,918   $11,268       $17,365   $3,403

<F1> For the period from the commencement of investment operations, September 26, 1988 to February 28, 1989.
<F2> For the period from the commencement of offering of Class B shares, September 7, 1993 to December 31, 1993.
<F3> For the period from the commencement of offering of Class C shares, August 1, 1994 to December 31, 1994.
<F4> Annualized.
<F5> Not annualized.
<F6> Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
<F7> Per share data for the periods subsequent to December 31, 1993 is based on average shares outstanding.
<F8> For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
<F9> The investment adviser and/or the distributor did not impose a portion of their  management fee and/or distribution fee, respectively, for the periods indicated. If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been:
                                                   ------     ------       ------    ------    ------        ------   ------
        Net investment income                          --         --           --    $ 0.46    $ 0.11            --       --
        Ratios (to average net assets):
         Expenses<F8>                                  --         --           --     1.82%     2.60%<F4>        --       --
  Net investment income                                --         --           --     5.39%     3.82%<F4>        --       --

See notes to financial statements

NOTES  TO  FINANCIAL  STATEMENTS

(1) Business  and  Organization
MFS Government Limited Maturity Fund (the Fund) is organized as a
Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

(2) Significant  Accounting  Policies
Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Repurchase Agreements - The Fund may enter into repurchase agreements with institutions that the Fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that the value, including accrued interest, of the securities under each repurchase agreement is greater than amounts owed to the Fund under each such repurchase agreement.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount are amortized or accreted for both financial statement and tax reporting purposes as required by federal income tax regulations. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Fund's custodian bank calculates its fee based on the Fund's average daily net assets. The fee is reduced according to a fee arrangement, which provides for custody fees to be reduced based on a formula developed to measure the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

The Fund files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV. Distributions to shareholders are recorded on the ex-dividend date.

The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains. During the year ended December 31, 1995, accumulated distributions in excess of net investment income were increased by $653,006, accumulated net realized loss on investments was decreased by $649,589, and paid-in capital was decreased by $3,417 due to differences between book and tax accounting for mortgage-backed securities. This change had no effect on the net assets or net asset value per share.

At December 31, 1995, the Fund, for federal income tax purposes, had a capital loss carryforward of $16,683,634, which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on December 31, 2002 ($14,381,215) and December 31, 2003 ($2,302,419).

Multiple Classes of Shares of Beneficial Interest - The Fund offers Class A, Class B and Class C shares. The three classes of shares differ in their respective shareholder servicing agent, distribution and service fees. All shareholders bear the common expenses of the Fund pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions  with  Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an effective annual rate of 0.40% of average daily net assets.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain of the officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD) and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $8,102 for the year ended December 31, 1995.

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $29,605 for the year ended December 31, 1995, as its portion of the sales charge on sales of Class A shares of the Fund. The Trustees have adopted separate distribution plans for Class A, Class B and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Class A distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer, a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares, commissions to dealers and payments to MFD wholesalers for sales at or above a certain dollar level, and other such distribution-related expenses that are approved by the Fund. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $38,299 for the period ended December 31, 1995. MFD is not imposing the 0.10% distribution fee for an indefinite period. Fees incurred under the distribution plan during the year ended December 31, 1995 were 0.15% of average daily net assets attributable to Class A shares on an annualized basis.

The Class B and Class C distribution plans provide that the Fund will pay MFD a monthly distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. The service fee is not charged on Class B shares held over one year. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be additional consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $2,513 and $27 for Class B and Class C shares, respectively, for the year ended December 31, 1995. Fees incurred under the distribution plans during the year ended December 31, 1995 were 1.00% of average daily net assets attributable to Class B and Class C shares on an annualized basis.

A contingent deferred sales charge is imposed on shareholder redemptions of Class A shares, on purchases of $1 million or more, in the event of a shareholder redemption within 12 months following the share purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended December 31, 1995 were $22,488 and $121,288 for Class A and Class B shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the average daily net assets of each class of shares at an effective annual rate of up to 0.15%, up to 0.22% and up to 0.15% attributable to Class A, Class B and Class C shares, respectively.

(4) Portfolio  Securities
Purchases and sales of investments, other than short-term obligations, were as follows:

                                                  Purchases           Sales
------------------------------------------------------------------------------
U.S. government securities                   $1,278,810,022  $1,256,833,440
                                             ==============  ==============

The cost and unrealized appreciation (depreciation) in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                 $296,307,277
                                                               ============
Gross unrealized appreciation                                  $  3,667,190
Gross unrealized depreciation                                      (275,413)
                                                               ------------
  Net unrealized appreciation                                  $  3,391,777
                                                               ============

(5) Shares  of  Beneficial  Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

Class A Shares
                   1995                          1994
Year Ended         ---------------------------   ----------------------------
December 31,            Shares          Amount         Shares          Amount
-----------------------------------------------------------------------------
Shares sold          6,429,099   $  55,071,853      6,636,068   $  57,795,004
Shares issued to
 shareholders in
 reinvestment of
 distributions       1,254,515      10,748,996      1,230,897      10,641,877
Shares reacquired   (9,556,148)    (81,707,574)   (15,759,146)   (137,039,970)
                    ----------   -------------    -----------   -------------
  Net decrease      (1,872,534)  $ (15,886,725)    (7,892,181)  $ (68,603,089)
                    ==========   =============    ===========   =============

Class B Shares
                   1995                          1994
Year Ended         ---------------------------   ----------------------------
December 31,            Shares          Amount         Shares          Amount
-----------------------------------------------------------------------------
Shares sold          2,787,579   $  23,805,586      3,133,094   $  27,198,600
Shares issued to
 shareholders in
 reinvestment of
 distributions         123,565       1,057,296         72,495         622,590
Shares reacquired   (1,862,226)    (15,909,193)    (1,615,742)    (13,879,579)
                    ----------   -------------    -----------   -------------
  Net increase       1,048,918   $   8,953,689      1,589,847   $  13,941,611
                    ==========   =============    ===========   =============

Class C Shares
                   1995                          1994*
Year Ended         ---------------------------   ----------------------------
December 31,            Shares          Amount         Shares          Amount
-----------------------------------------------------------------------------
Shares sold          2,341,030     $20,013,735        410,854      $3,506,058
Shares issued to
 shareholders in
 reinvestment of
 distributions          46,197         395,760          5,799          48,940
Shares reacquired     (785,621)     (6,721,039)       (11,166)        (94,657)
                     ---------     -----------        -------      ----------
  Net increase       1,601,606     $13,688,456        405,487      $3,460,341
                     =========     ===========        =======      ==========

*For the period from the commencement of offering of Class C shares, August 1, 1994 to December 31, 1994.

(6) Line  of  Credit
The Fund entered into an agreement which enables it to participate with other funds managed by MFS, or an affiliate of MFS, in an unsecured line of credit with a bank which permits borrowings up to $350 million, collectively. Borrowings may be made to temporarily finance the acquisition of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the year ended December 31, 1995 was $3,783.

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Trustees and Shareholders of MFS Government Limited Maturity Fund:

We have audited the accompanying statement of assets and liabilities of MFS Government Limited Maturity Fund, including the schedule of portfolio investments, as of December 31, 1995, and the related statement of operations for the year then ended and the statement of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods prior to the year ended December 31, 1994 indicated herein, were audited by other auditors whose report dated January 19, 1994 expressed an unqualified opinion on those statements and financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian and brokers, or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Government Limited Maturity Fund at December 31, 1995, the results of its operations for the year then ended, and the changes in its net assets and financial highlights for each of the two years in the period then ended, in conformity with generally accepted accounting principles.

Boston, Massachusetts
February 2, 1996

                                               /s/ Ernest & Young LLP


                ---------------------------------------------
This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

MFS(R)
GOVERNMENT
LIMITED
MATURITY
FUND

[Dalbar logo]

500 Boylston Street
Boston, MA 02116

[MFS logo]
THE FIRST NAME IN MUTUAL FUNDS

BULK RATE
U.S. POSTAGE
P A I D
PERMIT # 55638
BOSTON, MA

MGL-2-2/96/15.5M  28/228/328